                                                                     EXHIBIT k.3

(BILATERAL FORM)                  (ISDA AGREEMENTS Subject to NEW YORK LAW Only)


                                    ISDA(R)
             International Swaps and Derivatives Association, Inc.
                              CREDIT SUPPORT ANNEX
                             to the Schedule to the


                             ISDA Master Agreement
             ------------------------------------------------------

                         dated as of November 26, 1996
                                     -----------------

                                    between

           NATIONSBANK, N.A.      and       SIRROM CAPITAL CORPORATION
           -----------------                --------------------------
              ("Party A")                          ("Party B")



  This Annex supplements, forms part of, and is subject to, the above-referenced Agreement, is part of its Schedule and is a Credit Support Document under this Agreement with respect to each party.

  Accordingly, the parties agree as follows:--

  PARAGRAPH 1. INTERPRETATION

(a) DEFINITIONS AND INCONSISTENCY. Capitalized terms not otherwise defined herein or elsewhere in this Agreement have the meanings specified pursuant to Paragraph 12, and all references in this Annex to Paragraphs are to Paragraphs of this Annex. In the event of any inconsistency between this Annex and the other provisions of this Schedule, this Annex will prevail, and in the event of any inconsistency between Paragraph 13 and the other provisions of this Annex, Paragraph 13 will prevail.

(b) SECURED PARTY AND PLEDGOR. All references in this Annex to the "Secured Party" will be to either party when acting in that capacity and all corresponding references to the "Pledgor" will be to the other party when acting in that capacity; provided, however, that if Other Posted Support is held by a party to this Annex, all references herein to that party as the Secured Party with respect to that Other Posted Support will be to that party as the beneficiary thereof and will not subject that support or that party as the beneficiary thereof to provisions of law generally relating to security interests and secured parties.

  PARAGRAPH 2. SECURITY INTEREST

  Each party, as the Pledgor, hereby pledges to the other party, as the Secured Party, as security for its Obligations, and grants to the Secured Party a first priority continuing security interest in, lien on and right of Set-off against all Posted Collateral Transferred to or received by the Secured Party hereunder. Upon the Transfer by the Secured Party to the Pledgor of Posted Collateral, the security interest and lien granted hereunder on that Posted Collateral will be released immediately and, to the extent possible, without any further action by either party.








   Copyright (C) 1994 by International Swaps and Derivatives Association, Inc.


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PARAGRAPH 3.  Credit Support Obligations

(a) DELIVERY AMOUNT. Subject to Paragraphs 4 and 5, upon a demand made by the Secured Party on or promptly following a Valuation Date, if the Delivery Amount for that Valuation Date equals or exceeds the Pledgor's Minimum Transfer Amount, then the Pledgor will Transfer to the Secured Party Eligible Credit Support having a Value as of the date of Transfer at least equal to the applicable Delivery Amount (rounded pursuant to Paragraph 13). Unless otherwise specified in Paragraph 13, the "DELIVERY AMOUNT" applicable to the Pledgor for any Valuation Date will equal the amount by which:

         (i)      the Credit Support Amount

         exceeds

         (ii) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party.

(b) RETURN AMOUNT. Subject to Paragraphs 4 and 5, upon a demand made by the Pledgor on or promptly following a Valuation Date, if the Return Amount for that Valuation Date equals or exceeds the Secured Party's Minimum Transfer Amount, then the Secured Party will Transfer to the Pledgor Posted Credit Support specified by the Pledgor in that demand having a Value as of the date of Transfer as close as practicable to the applicable Return Amount (rounded pursuant to Paragraph 13). Unless otherwise specified in Paragraph 13, the "RETURN AMOUNT" applicable to the Secured Party for any Valuation Date will equal the amount by which:

         (i) the Value as of that Valuation Date of all Posted Credit Support Held by the Secured Party

         exceeds

         (ii)    the Credit Support Amount.

"CREDIT SUPPORT AMOUNT" means, unless otherwise specified in Paragraph 13, for any Valuation Date (i) the Secured Party's Exposure for that Valuation Date plus
(ii) the aggregate of all Independent Amounts applicable to the Pledgor, if any, minus (iii) all Independent Amounts applicable to the Secured Party, if any, minus (iv) the Pledgor's Threshold; provided, however, that the Credit Support Amount will be deemed to be zero whenever the calculation of Credit Support Amount yields a number less than zero.

PARAGRAPH 4.  CONDITIONS PRECEDENT, TRANSFER TIMING, CALCULATIONS AND
              SUBSTITUTIONS

(a) CONDITIONS PRECEDENT. Each Transfer obligation of the Pledgor under Paragraphs 3 and 5 and of the Secured Party under Paragraphs 3, 4(d)(ii), 5 and 6(d) is subject to the conditions precedent that:

          (i) no Event of Default, Potential Event of Default or Specified Condition has occurred and is continuing with respect to the other party; and

         (ii) no Early Termination Date for which any unsatisfied payment obligations exist has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the other party.

(b) TRANSFER TIMING. Subject to Paragraphs 4(a) and 5 and unless otherwise specified, if a demand for the Transfer of Eligible Credit Support or Posted Credit Support is made by the Notification Time, then the relevant Transfer will be made not later than the close of business on the next Local Business Day; if a demand is made after the Notification Time, then the relevant Transfer will be made not later than the close of business on the second Local Business Day thereafter.

(c) CALCULATIONS. All calculations of Value and Exposure for purposes of Paragraphs 3 and 6(d) will be made by the Valuation Agent as of the Valuation Time. The Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) of its calculations not later than the Notification Time on the Local Business Day following the applicable Valuation Date (or in the case of Paragraph 6(d), following the date of calculation).

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      (D)      SUBSTITUTIONS.

               (i) Unless otherwise specified in Paragraph 13, upon notice to the Secured Party specifying the items of Posted Credit Support to be exchanged, the Pledgor may, on any Local Business Day, Transfer to the Secured Party substitute Eligible Credit Support (the "Substitute Credit Support"); and

               (ii) subject to Paragraph 4(a), the Secured Party will Transfer to the Pledgor the items of Posted Credit Support specified by the Pledgor in its notice not later than the Local Business Day following the date on which the Secured Party receives the Substitute Credit Support, unless otherwise specified in Paragraph 13 (the "Substitution Date"); provided that the Secured Party will only be obligated to Transfer Posted Credit Support with a Value as of the date of Transfer of that Posted Credit Support equal to the Value as of that date of the Substitute Credit Support.

    PARAGRAPH 5. DISPUTE RESOLUTION

    If a party (a "Disputing Party") disputes (I) the Valuation Agent's calculation of a Delivery Amount or a Return Amount or (II) the Value of any Transfer of Eligible Credit Support or Posted Credit Support, then (1) the Disputing Party will notify the other party and the Valuation Agent (if the Valuation Agent is not the other party) not later than the close of business on the Local Business Day following (X) the date that the demand is made under Paragraph 3 in the case of (I) above or (Y) the date of Transfer in the case of (II) above, (2) subject to Paragraph 4(a), the appropriate party will Transfer the undisputed amount to the other party not later than the close of business on the Local Business Day following (X) the date that the demand is made under Paragraph 3 in the case of (I) above or (Y) the date of Transfer in the case of (II) above, (3) the parties will consult with each other in an attempt to resolve the dispute and (4) if they fail to resolve the dispute by the Resolution Time, then:

               (i) In the case of a dispute involving a Delivery Amount or Return Amount, unless otherwise specified in Paragraph 13, the Valuation Agent will recalculate the Exposure and the Value as of the Recalculation Date by:


                  (A) utilizing any calculations of Exposure for the Transactions (or Swap Transactions) that the parties have agreed are not in dispute;

                  (B) calculating the Exposure for the Transactions (or Swap Transactions) in dispute by seeking four actual quotations at mid-market from Reference Market-makers for purposes of calculating Market Quotation, and taking the arithmetic average of those obtained; provided that if four quotations are not available for a particular Transaction (or Swap Transaction), then fewer than four quotations may be used for that Transaction (or Swap Transaction); and if no quotations are available for a particular Transaction (or Swap Transaction), then the Valuation Agent's original calculations will be used for that Transaction (or Swap Transaction); and

                  (C) utilizing the procedures specified in Paragraph 13 for calculating the Value, if disputed, of Posted Credit Support.

               (ii) In the case of a dispute involving the Value of any Transfer of Eligible Credit Support or Posted Credit Support, the Valuation Agent will recalculate the Value as of the date of Transfer pursuant to Paragraph 13.

Following a recalculation pursuant to this Paragraph, the Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) not later than the Notification Time on the Local Business Day following the Resolution Time. The appropriate party will, upon demand following that notice by the Valuation Agent or a resolution pursuant to (3) above and subject to Paragraphs 4(a) and 4(b), make the appropriate Transfer.




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PARAGRAPH 6. HOLDING AND USING POSTED COLLATERAL

(a) CARE OF POSTED COLLATERAL. Without limiting the Secured Party's rights under Paragraph 6(c), the Secured Party will exercise reasonable care to assure the safe custody of all Posted Collateral to the extent required by applicable law, and in any event the Secured Party will be deemed to have exercised reasonable care if it exercises at least the same degree of care as it would exercise with respect to its own property. Except as specified in the preceding sentence, the Secured Party will have no duty with respect to Posted Collateral, including, without limitation, any duty to collect any Distributions, or enforce or preserve any rights pertaining thereto.

(b)   ELIGIBILITY TO HOLD POSTED COLLATERAL; CUSTODIANS.

      (i) GENERAL. Subject to the satisfaction of any conditions specified in Paragraph 13 for holding Posted Collateral, the Secured Party will be entitled to hold Posted Collateral or to appoint an agent (a "Custodian") to hold Posted Collateral for the Secured Party. Upon notice by the Secured Party to the Pledgor of the appointment of a Custodian, the Pledgor's obligations to make any Transfer will be discharged by making the Transfer to that Custodian. The holding of Posted Collateral by a Custodian will be deemed to be the holding of that Posted Collateral by the Secured Party for which the Custodian is acting.

      (ii) FAILURE TO SATISFY CONDITIONS. If the Secured Party or its Custodian fails to satisfy any conditions for holding Posted Collateral, then upon a demand made by the Pledgor, the Secured Party will, not later than five Local Business Days after the demand. Transfer or cause its Custodian to Transfer all Posted Collateral held by it to a Custodian that satisfies those conditions or to the Secured Party if it satisfies those conditions.

      (iii) LIABILITY. The Secured Party will be liable for the acts or omissions of its Custodian to the same extent that the Secured Party would be liable hereunder for its own acts or omissions.

(c) USE OF POSTED COLLATERAL. Unless otherwise specified in Paragraph 13 and without limiting the rights and obligations of the parties under Paragraphs 3,4(d)(ii),5,6(d) and 8, if the Secured Party is not a Defaulting Party or an Affected Party with respect to a Specified Condition and no Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Secured Party, then the Secured Party will, notwithstanding Section 9-207 of the New York Uniform Commercial Code, have the right to:

      (i) sell, pledge, rehypothecate, assign, invest, use, commingle or otherwise dispose of, or otherwise use in its business any Posted Collateral it holds, free from any claim or right of any nature whatsoever of the Pledgor, including any equity or right of redemption by the Pledgor; and

      (ii) register any Posted Collateral in the name of the Secured Party, its Custodian or a nominee for either.

For purposes of the obligation to Transfer Eligible Credit Support or Posted Credit Support pursuant to Paragraphs 3 and 5 and any rights or remedies authorized under this Agreement, the Secured Party will be deemed to continue to hold all Posted Collateral and to receive Distributions made thereon, regardless of whether the Secured Party has exercised any rights with respect to any Posted Collateral pursuant to (i) or (ii) above.

(d)   DISTRIBUTIONS AND INTEREST AMOUNT.

      (i) DISTRIBUTIONS. Subject to Paragraph 4(a), if the Secured Party receives or is deemed to receive Distributions on a Local Business Day, it will Transfer to the Pledgor not later than the following Local Business Day any Distributions it receives or is deemed to receive to the extent that a Delivery Amount would not be created or increased by that Transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed to be a Valuation Date for this purpose).


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             (II) INTEREST AMOUNT. Unless otherwise specified in Paragraph 13 and subject to Paragraph 4(a), in lieu of any interest, dividends or other amounts paid or deemed to have been paid with respect to Posted Collateral in the form of Cash (all of which may be retained by the Secured Party), the Secured Party will Transfer to the Pledgor at the times specified in Paragraph 13 the Interest Amount to the extent that a Delivery Amount would not be created or increased by that Transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed to be a Valuation Date for this purpose). The Interest Amount or portion thereof not Transferred pursuant to this Paragraph will constitute Posted Collateral in the form of Cash and will be subject to the security interest granted under Paragraph 2.

      PARAGRAPH 7. EVENTS OF DEFAULT

      For purposes of Section 5(a)(iii)(1) of this Agreement, an Event of Default will exist with respect to a party if:

             (i) that party fails (or fails to cause its Custodian) to make, when due, any Transfer of Eligible Collateral, Posted Collateral or the Interest Amount, as applicable, required to be made by it and that failure continues for two Local Business Days after notice of that failure is given to that party;

             (ii) that party fails to comply with any restriction or prohibition specified in this Annex with respect to any of the rights specified in Paragraph 6(c) and that failure continues for five Local Business Days after notice of that failure is given to that party; or

             (iii) that party fails to comply with or perform any agreement or obligation other than those specified in Paragraphs 7(i) and 7(ii) and that failure continues for 30 days after notice of that failure is given to that party.

    PARAGRAPH 8. CERTAIN RIGHTS AND REMEDIES

    (A) SECURED PARTY'S RIGHTS AND REMEDIES. If at any time (1) an Event of Default or Specified Condition with respect to the Pledgor has occurred and is continuing or (2) an Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Pledgor, then, unless the Pledgor has paid in full all of its Obligations that are then due, the Secured Party may exercise one or more of the following rights and remedies:

           (i) all rights and remedies available to a secured party under applicable law with respect to Posted Collateral held by the Secured Party;

           (ii) any other rights and remedies available to the Secured Party under the terms of Other Posted Support, if any;

           (iii) the right to Set-off any amounts payable by the Pledgor with respect to any Obligations against any Posted Collateral or the Cash equivalent of any Posted Collateral held by the Secured Party (or any obligation of the Secured Party to Transfer that Posted Collateral); and

           (iv) the right to liquidate any Posted Collateral held by the Secured Party through one or more public or private sales or other dispositions with such notice, if any, as may be required under applicable law, free from any claim or right of any nature whatsoever of the Pledgor, including any equity or right of redemption by the Pledgor (with the Secured Party having the right to purchase any or all of the Posted Collateral to be sold) and to apply the proceeds (or the Cash equivalent thereof) from the liquidation of the Posted Collateral to any amounts payable by the Pledgor with respect to any Obligations in that order as the Secured Party may elect.

Each party acknowledges and agrees that Posted Collateral in the form of securities may decline speedily in value and is of a type customarily sold on a recognized market, and, accordingly, the Pledgor is not entitled to prior notice of any sale of that Posted Collateral by the Secured Party, except any notice that is required under applicable law and cannot be waived.






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(b)  PLEDGOR'S RIGHTS AND REMEDIES.  If at any time an Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Secured Party, then (except in the case of an Early Termination Date relating to less than all Transactions (or Swap Transactions) where the Secured Party has paid in full all of its obligations that are then due under Section 6(e) of this Agreement):

   (i) the Pledgor may exercise all rights and remedies available to a pledgor under applicable law with respect to Posted Collateral held by the Secured Party;

   (ii) the Pledgor may exercise any other rights and remedies available to the Pledgor under the terms of Other Posted Support, if any;

   (iii) the Secured Party will be obligated immediately to Transfer all Posted Collateral and the Interest Amount to the Pledgor; and

   (iv) to the extent that Posted Collateral or the Interest Amount is not so Transferred pursuant to (iii) above, the Pledgor may:

     (A) Set-off any amounts payable by the Pledgor with respect to any Obligations against any Posted Collateral or the Cash equivalent of any Posted Collateral held by the Secured Party (or any obligation of the Secured Party to Transfer that Posted Collateral); and

     (B) to the extent that the Pledgor does not Set-off under (iv)(A) above, withhold payment of any remaining amounts payable by the Pledgor with respect to any Obligations, up to the Value of any remaining Posted Collateral held by the Secured Party, until that Posted Collateral is Transferred to the Pledgor.

(c) DEFICIENCIES AND EXCESS PROCEEDS. The Secured Party will Transfer to the Pledgor any proceeds and Posted Credit Support remaining after liquidation, Set-off and/or application under Paragraphs 8(a) and 8(b) after satisfaction in full of all amounts payable by the Pledgor with respect to any Obligations; the Pledgor in all events will remain liable for any amounts remaining unpaid after any liquidation, Set-off and/or application under Paragraphs 8(a) and 8(b).

(d) FINAL RETURNS. When no amounts are or thereafter may become payable by the Pledgor with respect to any Obligations (except for any potential liability under Section 2(d) of this Agreement), the Secured Party will Transfer to the Pledgor all Posted Credit Support and the Interest Amount, if any.

PARAGRAPH 9.  REPRESENTATIONS

Each party represents to the other party (which representations will be deemed to be repeated as of each date on which it, as the Pledgor, Transfers Eligible Collateral) that:

     (i) it has the power to grant a security interest in and lien on any Eligible Collateral it Transfers as the Pledgor and has taken all necessary actions to authorize the granting of that security interest and lien;

     (ii) it is the sole owner of or otherwise has the right to Transfer all Eligible Collateral it Transfers to the Secured Party hereunder, free and clear of any security interest, lien, encumbrance or other restrictions other than the security interest and lien granted under Paragraph 2;

     (iii) upon the Transfer of any Eligible Collateral to the Secured Party under the terms of this Annex, the Secured Party will have a valid and perfected first priority security interest therein (assuming that any central clearing corporation or any third-party financial intermediary or other entity not within the control of the Pledgor involved in the Transfer of that Eligible Collateral gives the notices and takes the action required of it under applicable law for perfection of that interest); and

     (iv) the performance by it of its obligations under this Annex will not result in the creation of any security interest, lien or other encumbrance on any Posted Collateral other than the security interest and lien granted under Paragraph 2.


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  PARAGRAPH 10.  EXPENSES

  (a) GENERAL. Except as otherwise provided in Paragraphs 10(b) and 10(c), each party will pay its own costs and expenses in connection with performing its obligations under this Annex and neither party will be liable for any costs and expenses incurred by the other party in connection herewith.

  (b) POSTED CREDIT SUPPORT. The Pledgor will promptly pay when due all taxes, assessments or charges of any nature that are imposed with respect to Posted Credit Support held by the Secured Party upon becoming aware of the same, regardless of whether any portion of that Posted Credit Support is subsequently disposed of under Paragraph 6(c), except for those taxes, assessments and charges that result from the exercise of the Secured
  Party's rights under Paragraph 6(c).

  (c) LIQUIDATION/APPLICATION OF POSTED CREDIT SUPPORT. All reasonable costs and expenses incurred by or on behalf of the Secured Party or the Pledgor in connection with the liquidation and/or application of any Posted Credit Support under Paragraph 8 will be payable, on demand and pursuant to the Expenses Section of this Agreement, by the Defaulting Party or, if there is no Defaulting Party, equally by the parties.

  PARAGRAPH 11. MISCELLANEOUS

     (a) DEFAULT INTEREST. A Secured Party that fails to make, when due, any Transfer of Posted Collateral or the Interest Amount will be obligated to pay the Pledgor (to the extent permitted under applicable law) an amount equal to interest at the Default Rate multiplied by the Value of the items of property that were required to be Transferred, from (and including) the date that Posted Collateral or Interest Amount was required to be Transferred to (but excluding) the date of Transfer of that Posted Collateral or Interest Amount. This interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

     (b) FURTHER ASSURANCES. Promptly following a demand made by a party, the other party will execute, deliver, file and record any financing statement, specific assignment or other document and take any other action that may be necessary or desirable and reasonably requested by that party to create, preserve, perfect or validate any security interest or lien granted under Paragraph 2, to enable that party to exercise or enforce its rights under this Annex with respect to Posted Credit Support or an Interest Amount or to effect or document a release of a security interest on Posted Collateral or an Interest Amount.

     (c) FURTHER PROTECTION. The Pledgor will promptly give notice to the Secured Party of, and defend against, any suit, action, proceeding or lien that involves Posted Credit Support Transferred by the Pledgor or that could adversely affect the security interest and lien granted by it under Paragraph 2, unless that suit, action, proceeding or lien results from the exercise of the Secured Party's rights under Paragraph 6(c).

     (d) GOOD FAITH AND COMMERCIALLY REASONABLE MANNER. Performance of all obligations under this Annex, including, but not limited to, all calculations, valuations and determinations made by either party, will be made in good faith and in a commercially reasonable manner.

     (e) DEMANDS AND NOTICES. All demands and notices made by a party under this Annex will be made as specified in the Notices Section of this Agreement, except as otherwise provided in Paragraph 13.

     (f) SPECIFICATIONS OF CERTAIN MATTERS. Anything referred to in this Annex as being specified in Paragraph 13 also may be specified in one or more Confirmations or other documents and this Annex will be construed accordingly.








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PARAGRAPH 12. DEFINITIONS

As used in this Annex:--

"CASH" means the lawful currency of the United States of America.

"CREDIT SUPPORT AMOUNT" has the meaning specified in Paragraph 3.

"CUSTODIAN" has the meaning specified in Paragraphs 6(b)(i) and 13.

"DELIVERY AMOUNT" has the meaning specified in Paragraph 3(a).

"DISPUTING PARTY" has the meaning specified in Paragraph 5.

"DISTRIBUTIONS" means with respect to Posted Collateral other than Cash, all principal, interest and other payments and distributions of cash or other property with respect thereto, regardless of whether the Secured Party has disposed of that Posted Collateral under Paragraph 6(c). Distributions will not include any item of property acquired by the Secured Party upon any disposition or liquidation of Posted Collateral or, with respect to any Posted Collateral in the form of Cash, any distributions on that collateral, unless otherwise specified herein.

"ELIGIBLE COLLATERAL" means, with respect to a party, the items, if any, specified as such for that party in Paragraph 13.

"ELIGIBLE CREDIT SUPPORT" means Eligible Collateral and Other Eligible Support.

"EXPOSURE" means for any Valuation Date or other date for which Exposure is calculated and subject to Paragraph 5 in the case of a dispute, the amount, if any, that would be payable to a party that is the Secured Party by the other party (expressed as a positive number) or by a party that is the Secured Party to the other party (expressed as a negative number) pursuant to Section 6(e)(ii)(2)(A) of this Agreement as if all Transactions (or Swap Transactions) were being terminated as of the relevant Valuation Time; provided that Market Quotation will be determined by the Valuation Agent using its estimates at mid-market of the amounts that would be paid for Replacement Transactions (as that term is defined in the definition of "Market Quotation").

"INDEPENDENT AMOUNT" means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

"INTEREST AMOUNT" means, with respect to an Interest Period, the aggregate sum of the amounts of interest calculated for each day in that Interest Period on the principal amount of Posted Collateral in the form of Cash held by the Secured Party on that day, determined by the Secured Party for each such day as follows:

         (x) the amount of that Cash on that day; multiplied by

         (y) the Interest Rate in effect for that day; divided by

         (z) 360.

"INTEREST PERIOD" means the period from (and including) the last Local Business Day on which an Interest Amount was Transferred (or, if no Interest Amount has yet been Transferred, the Local Business Day on which Posted Collateral in the form of Cash was Transferred to or received by the Secured Party) to (but excluding) the Local Business Day on which the current Interest Amount is to be Transferred.

"INTEREST RATE" means the rate specified in Paragraph 13.

"LOCAL BUSINESS DAY", unless otherwise specified in Paragraph 13, has the meaning specified in the Definitions Section of this Agreement, except that references to a payment in clause (b) thereof will be deemed to include a Transfer under this Annex.


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    "MINIMUM TRANSFER AMOUNT" means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

    "NOTIFICATION TIME" has the meaning specified in Paragraph 13.

    "OBLIGATIONS" means, with respect to a party, all present and future obligations of that party under this Agreement and any additional obligations specified for that party in Paragraph 13.

    "OTHER ELIGIBLE SUPPORT" means, with respect to a party, the items, if any, specified as such for that party in Paragraph 13.

    "OTHER POSTED SUPPORT" means all Other Eligible Support Transferred to the Secured Party that remains in effect for the benefit of that Secured Party.

    "PLEDGOR" means either party, when that party (i) receives a demand for or is required to Transfer Eligible Credit Support under Paragraph 3(a) or
    (ii) has Transferred Eligible Credit Support under Paragraph 3(a).

    "POSTED COLLATERAL" means all Eligible Collateral, other property, Distributions, and all proceeds thereof that have been Transferred to or received by the Secured Party under this Annex and not Transferred to the Pledgor pursuant to Paragraph 3(b), 4(d)(ii) or 6(d)(i) or released by the Secured Party under Paragraph 8. Any Interest Amount or portion thereof not Transferred pursuant to Paragraph 6(d)(ii) will constitute Posted Collateral in the form of Cash.

    "POSTED CREDIT SUPPORT" means Posted Collateral and Other Posted Support.

    "RECALCULATION DATE" means the Valuation Date that gives rise to the dispute under Paragraph 5; provided, however, that if a subsequent Valuation Date occurs under Paragraph 3 prior to the resolution of the dispute, then the "Recalculation Date" means the most recent Valuation Date under Paragraph 3.

    "RESOLUTION TIME" has the meaning specified in Paragraph 13.

    "RETURN AMOUNT" has the meaning specified in Paragraph 3(b).

    "SECURED PARTY" means either party, when that party (i) makes a demand for or is entitled to receive Eligible Credit Support under Paragraph 3(a) or
    (ii) holds or is deemed to hold Posted Credit Support.

    "SPECIFIED CONDITION" means, with respect to a party, any event specified as such for that party in Paragraph 13.

    "SUBSTITUTE CREDIT SUPPORT" has the meaning specified in Paragraph 4(d)(i).

    "SUBSTITUTION DATE" has the meaning specified in Paragraph 4(d)(ii).

    "THRESHOLD" means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

    "TRANSFER" means, with respect to any Eligible Credit Support, Posted Credit Support or Interest Amount, and in accordance with the instructions of the Secured Party, Pledgor or Custodian, as applicable:

         (i) in the case of Cash, payment or delivery by wire transfer into one or more bank accounts specified by the recipient;

         (ii) in the case of certificated securities that cannot be paid or delivered by book-entry, payment or delivery in appropriate physical form to the recipient or its account accompanied by any duly executed instruments of transfer, assignments in blank, transfer tax stamps and any other documents necessary to constitute a legally valid transfer to the recipient;

         (iii) in the case of securities that can be paid or delivered by book-entry, the giving of written instructions to the relevant depository institution or other entity specified by the recipient, together with a written copy thereof to the recipient, sufficient if complied with to result in a legally effective transfer of the relevant interest to the recipient; and

         (iv) in the case of Other Eligible Support or Other Posted Support, as specified in Paragraph 13.

"VALUATION AGENT" has the meaning specified in Paragraph 13.

"VALUATION DATE" means each date specified in or otherwise determined pursuant to Paragraph 13.

"VALUATION PERCENTAGE" means, for any item of Eligible Collateral, the percentage specified in Paragraph 13.

"VALUATION TIME" has the meaning specified in Paragraph 13.

"VALUE" means for any Valuation Date or other date for which Value is calculated and subject to Paragraph 5 in the case of a dispute, with respect to:

         (i)   Eligible Collateral or Posted Collateral that is:

               (A) Cash, the amount thereof; and

               (B) a security, the bid price obtained by the Valuation Agent multiplied by the applicable Valuation Percentage, if any;

         (ii) Posted Collateral that consists of items that are not specified as Eligible Collateral, zero; and

         (iii) Other Eligible Support and Other Posted Support, as specifed in Paragraph 13.

PARAGRAPH 13. ELECTIONS AND VARIABLES

(a) SECURITY INTEREST FOR "OBLIGATIONS". The term "OBLIGATIONS" as used in this Annex includes no additional obligations with respect to Party A or Party B.

(b)      CREDIT SUPPORT OBLIGATIONS.

         (i) "DELIVERY AMOUNT", "RETURN AMOUNT" and "CREDIT SUPPORT AMOUNT" will have the meanings specified in Paragraphs 3(a), 3(b) and 3, respectively.

         (ii) The following items will qualify as "ELIGIBLE COLLATERAL" for Party A and Party B:

                                                                   VALUATION PERCENTAGE
                                                                   --------------------

              (A) Cash (U.S. Dollars)                                     100%

              (B) Negotiable debt obligations issued by the                95%
                  U.S. Treasury Department with remaining
                  maturity of less than or equal to 5 years

              (C) Negotiable debt obligations issued by the                90%
                  U.S. Treasury Department with remaining
                  maturity greater than 5 years


         (iii) The following items will qualify as "OTHER ELIGIBLE SUPPORT" for Party A or Party B:

                                                                   VALUATION PERCENTAGE
                                                                   --------------------
              Letters of Credit, which shall mean an                       100%
              irrevocable, transferable standby letter of
              credit, from a major U.S. commercial bank
              acceptable to the party in whose favor the
              Letter of Credit is issued, utilizing a form
              satisfactory to both parties, with such changes
              to the terms in that form as the issuing bank
              may require and as may be reasonably acceptable
              to the party in whose favor the letter of credit
              is issued.


         (iv) THRESHOLDS.

               (A) "INDEPENDENT AMOUNT" means:- Not applicable with respect to Party A; $950,000 with respect to Party B.


               (B) "THRESHOLD" means $1,000,000, with respect to Party A, and means $250,000 with respect to Party B, provided that the Threshold shall be zero for any party for so long as an Event of Default is continuing with respect to such party.

               (C) "MINIMUM TRANSFER AMOUNT" means:- Not applicable.

               (D) ROUNDING. The Delivery Amount will be rounded up and the Return Amount will be rounded down to the nearest integral multiple of $100,000, respectively.

(c)      VALUATION AND TIMING.

         (i) "VALUATION AGENT" means, for the purposes of Paragraphs 3 and 5, the party making the demand under Paragraph 3, and, for the purposes of Paragraph 6(d), the Secured Party receiving or deemed to receive the Distributions or the Interest Amount, as applicable.

         (ii) "VALUATION DATE" means any Local Business Day.

         (iii) "VALUATION TIME" means the close of the Local Business Day before the Valuation Date or date of calculation as applicable; provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

         (iv) "NOTIFICATION TIME" means 1:00 p.m., New York time, on a Local Business Day.

(d) CONDITIONS PRECEDENT AND SECURED PARTY'S RIGHTS AND REMEDIES. The following Termination Event(s) will be a "SPECIFIED CONDITION" for each party (that party being the Affected Party if the Termination Event occurs with respect to that party) for the purposes of the Paragraphs specified below:

                                 Paragraph 4(a)           Paragraph 8(a) and (b)
                                 --------------           ----------------------
     Illegality                     [X]                             [ ]
     Tax Event                      [X]                             [ ]
     Tax Event Upon Merger          [X]                             [ ]
     Credit Event Upon Merger       [X]                             [X]


(e)     SUBSTITUTION.

        (i) "SUBSTITUTION DATE" has the meaning specified in Paragraph 4(d)(ii).

        (ii) CONSENT. The Pledgor is not required to obtain the Secured Party's consent for any substitution pursuant to Paragraph 4(d).

(f)     DISPUTE RESOLUTION.

        (i) "RESOLUTION TIME" means 1:00 p.m., New York time, on the second Local Business Day following the date on which a notice is given regarding a dispute under Paragraph 5.

        (ii) VALUE. For the purpose of Paragraphs 5(i)(C) and 5(ii), the
        Value of Posted Credit Support will be calculated as follows: For each item of Eligible Collateral (except for Cash), an amount in U.S. dollars equal to the product of (i) either (A) the bid price for such security quoted on such day by a principal market-maker for such security selected in good faith by the Secured Party or (B) the most recent publicly available bid price for such security as reported by a quotation service or in a medium selected in good faith and in a commercially reasonable manner by Secured Party, multiplied by (ii) the percentage figure listed in section (b)(ii) hereof with respect to such security; and (c) with respect to any other Eligible Collateral, an amount agreed to by the parties and specified on a supplement to this Annex.

       (iii) ALTERNATIVE. The provisions of Paragraph 5 will apply.

(g)     HOLDING AND USING POSTED COLLATERAL.

        (i) ELIGIBILITY TO HOLD POSTED COLLATERAL; CUSTODIANS. Party A and its Custodian, and Party B and its Custodian, will be entitled to hold Posted Collateral, as applicable, pursuant to Paragraph 6(b); provided that the following conditions applicable to each party are satisfied:

               (A) Party A, as the Secured Party, is not a Defaulting Party.

               (B) Party B, as the Secured Party, is not a Defaulting Party.

               (C) Each party hereby covenants and agrees that it will cause all Posted Collateral received from the other party to be entered in one or more accounts (each, a "Collateral Account") with a domestic office of a commercial bank, trust company or financial institution organized under the laws of the United States (or any state or a political subdivision thereof) having assets of at least $10 Billion and a long term debt or deposit rating of at least (i) Baa2 from Moody's Investors Services, Inc. ("Moody's") and (ii) BBB from Standard and Poor's Corporation ("S&P") (a "Qualified Institution"), each of which accounts may include property of other parties but will bear a title indicating the

               Secured Party's interest in said account and the Posted Collateral in such account. In addition the Secured Party may direct the Pledgor to transfer or deliver Eligible Collateral directly into the Secured Party's Collateral Account(s). If otherwise qualified, the Secured Party may act as such Qualified Institution and the Secured Party may move the Collateral Accounts from one Qualified Institution to another upon reasonable notice to the Pledgor. The Secured Party shall cause statements concerning the Posted Collateral transferred or delivered by the Pledgor to be sent to the Pledgor on request, which may not be made more frequently than once in each calendar month.

        Initially the Custodian, for Party A and Party B is:- Not applicable.

        (ii) USE OF POSTED COLLATERAL. The provisions of Paragraph 6(c) will apply to Party A and Party B.

(h)     DISTRIBUTIONS AND INTEREST AMOUNT.

        (i) The "INTEREST RATE", with respect to cash Collateral, will be the Federal Funds Rate which means, for any day, the simple interest rate per annum (rounded upward, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Local Business Day next succeeding such day, provided that (a) if such day is not a Local Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Local Business Day, and (b) if no such rate is so published on such next succeeding Local Business Day, the Federal Funds Rate for such day shall be the arithmetic mean of the rates for the last transaction in overnight Federal funds arranged by three leading brokers of Federal funds transactions in New York City selected by NationsBank in good faith on such day.

        (ii) The "TRANSFER OF INTEREST AMOUNT" will be made on the last Local Business Day of each calendar month and on any Local Business Day that Posted Collateral in the form of Cash is transferred to the Pledgor pursuant to Paragraph 3(b).

        (iii) ALTERNATIVE INTEREST AMOUNT. The provisions of Paragraph 6(d)(ii) will apply.

(i)     ADDITIONAL REPRESENTATIONS.  None.

(j) OTHER ELIGIBLE SUPPORT AND OTHER POSTED SUPPORT. Other Eligible Support in the form of a Letter of Credit shall be subject to the following provisions:

        (i) "Letter of Credit Default" shall mean with respect to an outstanding Letter of Credit, the occurrence of any of the following events: (1) the issuer of such Letter of Credit shall fail to maintain a credit rating of at least BBB+ by S&P or Baa2 by Moody's; (2) the issuer of the Letter of Credit shall fail to comply with or perform its obligations under such Letter of Credit if such failure shall be continuing after the lapse of any applicable grace period; (3) the issuer of such Letter of Credit shall disaffirm, disclaim, repudiate or reject, in whole or in part, or challenge the validity of, such Letter of Credit; (4) such Letter of Credit shall expire or terminate, or shall fail or cease to be in full force and effect at any time during a period in which Posted Collateral is required, (5) cause the renewal or replacement Letter of Credit to the Secured Party at the address specified in the Agreement at least 90 days prior to the expiration of such Letter of Credit.

        (ii) Upon the occurrence of a Letter of Credit Default, the Pledgor agrees to deliver a substitute Letter of Credit to the Secured Party on or before the second Business Day after written demand by the Secured Party. The failure to so deliver a substitute Letter of Credit or other Posted Collateral to cover the Secured Party's Exposure less the Pledgor's Threshold shall be deemed to be an Event of Default under the Agreement.

        (iii) Unless otherwise agreed in writing by the parties, each Letter of Credit shall be provided in such manner as is mutually agreed in writing by the parties or is customary in the relevant market, and each Letter of Credit shall be maintained for the benefit of the Secured Party.

        (iv) When providing Letters of Credit, the Pledgor may increase the amount of an outstanding Letter of Credit or procure one or more additional Letters of Credit.

        (v) A Letter of Credit shall provide that the Secured Party may draw upon the Letter of Credit in an amount that is equal to all amounts that are due and owing from the Pledgor but have not been paid to the Secured Party within the time allowed for such payments under the Agreement (including any related notice or grace period or both). A Letter of Credit shall provide that a drawing may be made on the Letter of Credit upon submission to the bank issuing the Letter of Credit of one or more certificates specifying the amounts due and owing the Secured Party.

        (vi) In all cases, the costs and expenses (including but not limited to the reasonable costs, expenses and attorneys' fees of the Secured Party) of establishing, renewing, substituting, canceling and increasing the amount of one or more Letters of Credit (as the case may be) shall be borne by the Pledgor.

(k) DEMANDS AND NOTICES. All demands, specifications and notices made by a party to this Annex will be made pursuant to the Notices Section of this Agreement.

(1)     ADDRESSES FOR TRANSFERS.

        Party A: Cash: Harris Trust and Savings Bank, Chicago, ABA 071 000 288
                 AC 1245372, F/A/O: NationsBank, N.A.

                 Eligible Collateral (other than cash): NATIONSBK NC/DLR, ABA 053 000 196

        Party B: Cash:

                 Eligible Collateral (other than cash):

(m)     OTHER PROVISIONS.

        (i) This Credit Support Annex is a Security Agreement under the New York UCC.

        (ii) Paragraph 8(d) is hereby amended by striking the words "or thereafter may become" in line 1 thereof.


ACCEPTED AND AGREED:

NATIONSBANK, N.A.                                SIRROM CAPITAL CORPORATION

/s/ R. Vaughan Dodd                              /s/ Carl W. Stratton
------------------------                         ----------------------------
Name: R. VAUGHAN DODD                            Name: Carl W. Stratton
Title: SENIOR VICE PRESIDENT                     Title: C.F.O.

                        SCHEDULE to the MASTER AGREEMENT
                      DATED AS OF NOVEMBER 26, 1996 BETWEEN
                        NATIONSBANK, N.A. ("PARTY A") AND
                      SIRROM CAPITAL CORPORATION ("Party B")



            PART 1: TERMINATION PROVISIONS AND CERTAIN OTHER MATTERS


(a) "SPECIFIED ENTITY" means in relation to Party A for the purpose of:-

    Section 5(a)(v), none;
    Section 5(a)(vi), none;
    Section 5(a)(vii), none; and
    Section 5(b)(iv), none;

            in relation to Party B for the purpose of:-

    Section 5(a)(v), none;
    Section 5(a)(vi), none;
    Section 5(a)(vii), none; and
    Section 5(b)(iv), none.

(b) "SPECIFIED TRANSACTION" will have the meaning specified in Section 14.

(c) The "CROSS-DEFAULT" provisions of Section 5(a)(vi) will apply to Party A and Party B. In connection therewith, "SPECIFIED INDEBTEDNESS" will have the meaning specified in Section 14, except that such term shall not include obligations in respect of deposits received in the ordinary course of a party's banking business, and "THRESHOLD AMOUNT" means an amount equal to three percent of a party's shareholders' equity, determined in accordance with generally accepted accounting principles in such party's jurisdiction of incorporation or organization, consistently applied, as at the end of such party's most recently completed fiscal year.

(d) The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv) will apply to Party A and Party B.

(e) The "AUTOMATIC EARLY TERMINATION" provision of Section 6(a) will not apply to Party A or Party B.

(f)  PAYMENTS ON EARLY TERMINATION.  For the purpose of Section 6(e):-

         (i)      Market Quotation will apply.
         (ii)     The Second Method will apply.

(g)  "TERMINATION CURRENCY" means United States Dollars.

(h)  ADDITIONAL TERMINATION EVENT.  Additional Termination Event will not apply.


                           PART 2: TAX REPRESENTATIONS

                                Not applicable.

                     PART 3: AGREEMENT TO DELIVER DOCUMENTS

For the purpose of Section 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents:

(a)      Tax forms, documents or certificates to be delivered are: none.

(b)      Other documents to be delivered are:-

    Party required                     Form/                               Date by                    Covered by
      to deliver                     Document/                           which to be                 Section 3(d)
      document                     Certificate                            delivered                 Representation
    --------------         -----------------------------          -------------------------         --------------
    Party B                Annual Report of Party B               As soon as available and           Yes
                           containing consolidated                in any event within 120
                           financial statements                   days after the end of
                           certified by independent               each fiscal year of Party
                           certified public accountants           B
                           and prepared in accordance
                           with generally accepted
                           accounting principles in the
                           country in which Party B is
                           organized.

    Party B                Unaudited consolidated                 As soon as available and           Yes
                           financial statements of                in any event within 60
                           Party B for a fiscal quarter           days after the end of
                           prepared in accordance with            each fiscal quarter of
                           generally accepted                     Party B
                           accounting principles in the
                           country in which Party B
                           (or such entity) is organized
                           and on a basis consistent
                           with that of the annual
                           financial statements of
                           Party B (or such entity)

    Party B                Credit Support Document                Upon execution and                 Yes
                                                                  delivery of this
                                                                  Agreement

    Party A and            Certified copies of all                Upon execution and                 Yes
    Party B                corporate authorizations               delivery of this
                           and any other documents                Agreement
                           with respect to the
                           execution, delivery and
                           performance of this
                           Agreement


Party A and            Certificate of authority and               Upon execution and                 Yes
Party B                specimen signatures of                     delivery of this
                       individuals executing this                 Agreement and
                       Agreement and                              thereafter upon request
                       Confirmations.                             of the other party

                             PART 4: MISCELLANEOUS

(a)  ADDRESS FOR NOTICES.  For the purpose of Section 12(a) of this Agreement:-

Address for notice or communications to Party A:

                             NationsBank, N.A.
                             100 N. Tryon St., NCl-007-13-01
                             Charlotte, North Carolina 28255
                             Attention: Derivatives Documentation Unit
                             (Telex No: 669959; Answerback: NATIONSBK CHA) Telecopy No.: 704-386-4113

Address for notice or communications to Party B:

                             Attention: Carl Stratton
                             Sirrom Capital Corporation
                             500 Church Street
                             Suite 200
                             Nashville, TN 37219
                             Telephone No.: 615-726-0701
                             Telecopy No.: 615-726-1208

           with a copy to

                             Attention: Joe Weingarten
                             ING (U.S.) Capital Corporation
                             135 East 57th Street
                             New York, NY 10022
                             Telephone No.: 212-409-0966
                             Telecopy No.: 212-593-3362

(b)  PROCESS AGENT.  For the purpose of Section 13(c):

Party A appoints as its Process Agent: Not applicable.

Party B appoints as its Process Agent: Not applicable.

(c)  OFFICES.  The provisions of Section 10(a) will apply to this Agreement.

(d)  MULTIBRANCH PARTY. For the purpose of Section 10(c) of this Agreement:-

Party A is not a Multibranch Party.

Party B is not a Multibranch Party.

(e) CALCULATION AGENT. The Calculation Agent is Party A, unless otherwise specified in a Confirmation in relation to the relevant Transaction.

(f)  CREDIT SUPPORT DOCUMENT.  Details of any Credit Support Document:-

The obligations of Party A hereunder shall be subject to the condition precedent that Party B shall deliver or cause to be delivered to Party A the ISDA Credit Support Annex between Party A and Party B dated as of the date hereof.


(g)  CREDIT SUPPORT PROVIDER.  Credit Support Provider means in relation to
Party A,

Not applicable.

Credit Support Provider means in relation to Party B,

Not applicable.

(h) GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to that jurisdiction's choice of law doctrine).

(i) NETTING OF PAYMENTS. Subparagraph (ii) of Section 2(c) will not apply to any Transaction unless specified in the relevant Confirmation.

(j) "AFFILIATE" will have the meaning specified in Section 14 of this Agreement.



                            PART 5: OTHER PROVISIONS

(a) SET-OFF. Nothing in this Agreement shall be treated as restricting or negating any right of set-off, lien, counterclaim or other right or remedy which might otherwise be available to either party.

(b) PAYMENTS. Notwithstanding the provisions of any Swap Transaction, in the event an Event of Default or an event that with the giving of notice or lapse of time (or both) would become an Event of Default shall have occurred and be continuing with respect to a party ("Party X"), or material adverse change in the business, operations, assets or financial or other condition of Party X shall have occurred, then, upon written notice being given to Party X by the other party ("Party Y") (or automatically, without any requirement for the giving of notice, in the case of an Event of Default or Potential Event of Default described in Section 5(a)(vii)), the following modifications shall be made, effective as of the date such notice is given or deemed to be given, to each Swap Transaction where the originally-scheduled Payment Dates for Party Y occur more frequently than the Payment Dates for Party X: (i) Compounding shall apply; (ii) Party Y's Payment Dates shall be changed to coincide with Party X's Payment Dates; (iii) the Compounding Dates shall be the same dates as Party Y's originally-scheduled Payment Dates; and (iv) for purposes of calculating the amount of the payment to be made by Party Y on the Payment Date for Party Y (as modified hereby) next succeeding the effective date of the modifications provided for in this paragraph, the Calculation Period in respect of which such payment is being made will be deemed to have commenced on the date of the most recent payment made by Party Y.

(c) EXCHANGE OF CONFIRMATIONS. For each Swap Transaction entered into hereunder, Party A shall promptly send to Party B a Confirmation, via telex or facsimile transmission. Party B agrees to respond to such Confirmation within three (3) Business Days, either confirming agreement thereto or requesting a correction of any error(s) contained therein. Failure by Party B to respond within such period shall not affect the validity or enforceability of such Swap Transaction and shall be deemed to be an affirmation of the terms contained in such Confirmation, absent manifest error. The parties agree that any such exchange of telexes or facsimile transmissions shall constitute a Confirmation for all purposes hereunder.

(d) NOTICE BY FACSIMILE TRANSMISSION. Section 12(a) is hereby amended by inserting the words "or 13(c)" between the number "6" and the word "may" in the second line thereof.

(e) WAIVER OF RIGHT TO TRIAL BY JURY. Each party hereby irrevocably waives any and all rights to trial by jury with respect to any legal proceeding arising out of or relating to this Agreement or any Transaction contemplated hereby.

(f) RECORDING OF CONVERSATIONS. Each party to this Agreement acknowledges and agrees to the tape or electronic recording of conversations between the parties to this Agreement whether by one or other or both of the parties, and that any such recordings may be submitted in evidence in any action or proceeding relating to the Agreement or any Transaction.

(g) ELIGIBLE SWAP PARTICIPANT. Each party represents to the other that it is an "eligible swap participant" as defined under the regulations of the Commodity Futures Trading Commission, currently at 17 C.F.R. ss 35.1(b)(2).

(h)  TRANSFER.  A new subsection (c) shall be added to Section 7 of this
Agreement:

     "(c) a party may make such a transfer of this Agreement and all, but not less than all, Transactions hereunder to such party's Affiliate upon 10 days' prior written notice to the other party, provided that such Affiliate has attained a rating of at least AA (or its equivalent) from a nationally recognized U.S. rating agency on the date that the intended transfer shall take effect."

(i) RELATIONSHIP BETWEEN PARTIES. Each party represents to the other party and will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):-

      (i) NON-RELIANCE. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. Further, such party has not received from the other party any assurance or guarantee as to the expected results of that Transaction.

      (ii) EVALUATION AND UNDERSTANDING. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the financial and other risks of that Transaction.

       (iii) STATUS OF PARTIES. The other party is not acting as an agent, fiduciary or advisor for it in respect of that Transaction.

(j) EVENT OF DEFAULT WITH RESPECT TO PARTY B. Party A hereby agrees that it will promptly give ING (U.S.) Capital Corporation ("ING") a copy of any written notices delivered to Party B pursuant to Section 5 of the Agreement. In the event that Party B, a Credit Support Provider or a Specified Entity (as the case may be) fails to take such actions to avoid an Event of Default pursuant to
Section 5(a)(i), (ii),(iii) or (v), which is the subject of the aforementioned notice, ING shall have the right to take such actions as would be necessary or appropriate to avoid such Event of Default. ING shall promptly deliver written notice of its intention to take such action to Party A, Party B, and such other party as may be appropriate under the circumstances. Notwithstanding anything herein to the contrary, this Section shall not be deemed to provide Party B, ING or any other party additional time to cure any Events of Default.



ACCEPTED AND AGREED:


NATIONSBANK, N.A.                              SIRROM CAPITAL CORPORATION


/s/ R. VAUGHAN DODD                            /s/ CARL W. STRATTON
-----------------------------                  ---------------------------
Name:     R. Vaughan Dodd                      Name:  Carl W. Stratton
Title:  Senior Vice President                  Title:      C.F.O.

233 South Wacker Drive, Suite 2800
Chicago, Illinois 60606
Tel 312-234-2934
Fax 312-234-3160

[NATIONSBANK LOGO]

                        CONFIRMATION FOR U.S. DOLLAR CAP
                       TO BE SUBJECT TO MASTER AGREEMENT


  TO:          SIRROM CAPITAL CORPORATION
               500 CHURCH STREET, SUITE 200
               NASHVILLE, TN 37219
  ATTN:        CARL STRATTON, CFO
  TEL:         615-256-0701
  FAX:         615-726-1208


  FROM:        NationsBank, N.A.
               233 S. Wacker Drive
               Chicago, Illinois 60606
               MICHAEL SHARP / STUART ADAMS

  DATE:         27NOV96

  SUBJECT:      Transaction Ref# 565300

         The purpose of this letter agreement is to confirm the terms and conditions of the Rate Cap Transaction entered into between us on the Trade Date specified below (the "Cap Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Master Agreement specified below.

         The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.), (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

         1. This Confirmation supplements, forms part of, and is subject to, the Master Agreement dated as of 26NOV96, as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below.

         2. The terms of the Rate Cap Transaction to which this Confirmation relates are as follows:

  SELLER:                               NATIONSBANK, N.A.
  BUYER:                                SIRROM CAPITAL CORPORATION

  Notional Amount:                      USD- SEE SCHEDULE A

  Accretion:                            APPLICABLE

 Trade Date:                            27NOV96
 Effective Date:                        02JAN97
 Termination Date:                      02JAN98

 Cap Rate:                              6.00%

 Reset Date:                            Each Business Day of the Calculation Period.

 Payment Date:                          THE 2ND OF EACH MONTH COMMENCING
                                        FEBRUARY 2, 1997 AND ENDING JANUARY 2, 1998,
                                        SUBJECT TO ADJUSTMENT IN ACCORDANCE WITH THE
                                        MODIFIED FOLLOWING BUSINESS DAY CONVENTION.

 Floating Rate Reference:               USD-CP-H.15

 Designated Maturity:                   1 Month

 Spread:                                NONE

 Business Days:                         NEW YORK

 Day Count Fraction:                    ACTUAL/360

 Averaging:                             DAILY UNWEIGHTED

 Calculation Agent:                     NationsBank, N.A.

 Premium:                               INAPPLICABLE

 Rounding Factor:                       One Hundred Thousandth of One Percent

 Assignment:                            This Cap Transaction may be assigned
                                        only with prior written consent.

 Legal and Out-of-Pocket
 Expenses:                              For Each Party's Own Account.

 Governing Law:                         The Laws of the State of New York.

 Recording of Conversations:            Each party to this Agreement
                                        acknowledges and agrees to the tape or
                                        electronic recording of conversations
                                        between the parties to this Agreement
                                        whether by one or other or both of the
                                        parties, and that any such recordings
                                        may be submitted in evidence in any
                                        action or proceeding relating to the
                                        Agreement or any Transaction.

Instructions for Payment:

  Payment to NationsBank:               Payment to SIRROM CAPITAL CORPORATION:
  NATIONSBANK, N.A. - CHARLOTTE                     PLEASE ADVISE
  ABA 053000196
  ACCT:  10852016511
  ATTN:  DERIVATIVE OPERATIONS

      Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by responding within three (3) Business Days by returning via telecopier an executed copy of this Confirmation to the attention of the Swaps Documentation Unit at Fax (312) 234-3160. Failure to respond within such period shall not affect the validity or enforceability of this Cap Transaction, and shall be deemed to be an affirmation of the terms and conditions contained herein, absent manifest error.

Yours Sincerely,

NATIONSBANK, N.A.



BY: /s/ NICK KOLICK
   ------------------------
   Nick Kolick
   Vice President



SIRROM CAPITAL CORPORATION


BY: /s/ CARL W. STRATTON
   ------------------------
    AUTHORIZED SIGNATORY
    Carl W. Stratton, CFO

                           SCHEDULE A TO CONFIRMATION
                                ACCRETION SCHEDULE

               PERIOD       COVERED                  NOTIONAL
               ------       -------                  --------

              02JAN97       03FEB97                8,333,333.00
              03FEB97       03MAR97               16,666,667.00
              03MAR97       02APR97               25,000,000.00
              02APR97       02MAY97               33,333,333.00
              02MAY97       02JUN97               41,666,667.00
              02JUN97       02JUL97               50,000,000.00
              02JUL97       04AUG97               58,333,333.00
              04AUG97       02SEP97               66,666,667.00
              02SEP97       02OCT97               75,000,000.00
              02OCT97       03NOV97               83,333,333.00
              03NOV97       02DEC97               91,666,667.00
              02DEC97       02JAN98              100,000,000.00


NATIONSBANK, N.A.



BY:  /s/ NICK KOLICK
    ------------------------
    Nick Kolick
    Vice President


SIRROM CAPITAL CORPORATION

BY: /s/ CARL W. STRATTON
    ------------------------
      AUTHORIZED SIGNATORY
      Carl W. Stratton, CFO

     233 South Wacker Drive, Suite 2800
     Chicago, Illinois 60606
     Tel 312 234-2934
     Fax 312 234-3160



[NATIONSBANK LOGO]

                        CONFIRMATION FOR U.S. DOLLAR CAP
                         SUBJECT TO EXISTING 1992 MASTER



TO:          SIRROM CAPITAL CORPORATION
             500 CHURCH STREET, SUITE 200
             NASHVILLE, TN 37219
ATTN:        CARL STRATTON, CFO
TEL:         615-256-0701
FAX:         615-726-1208

FROM:        NationsBank, N.A.
             233 S. Wacker Drive
             Chicago, Illinois 60606
             MICHAEL SHARP / SEAN DOYLE

DATE:        27NOV96

SUBJECT:     Transaction Ref# 565310

        The purpose of this letter agreement is to confirm the terms and conditions of the Rate Cap Transaction entered into between us on the Trade Date specified below (the "Cap Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Master Agreement specified below.

        The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.), (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

        1. This Confirmation supplements, forms part of, and is subject to, the Master Agreement dated as of 26NOV96, as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below.

        2. The terms of the Rate Cap Transaction to which this Confirmation relates are as follows:

          Notional Amount:                       USD 100,000,000.00

          Trade Date:                            27NOV96
          Effective Date:                        02JAN98
          Termination Date:                      03JAN00

SELLER:                              NATIONSBANK, N.A.
BUYER:                               SIRROM CAPITAL CORPORATION

Cap Rate:                            6.00%

Payment Dates:                       THE 2ND OF EACH MONTH COMMENCING
                                     FEBRUARY 2, 1998 AND ENDING JANUARY 3, 2000,
                                     SUBJECT TO ADJUSTMENT IN ACCORDANCE WITH THE
                                     MODIFIED FOLLOWING BUSINESS DAY CONVENTION.

First Calculation Period:            The First Calculation Period for this
                                     Rate Cap Transaction shall commence
                                     02JAN98.

Spread:                              NONE

Reset Dates:                         Each Business day during the Calculation Period

Floating Rate Reference:             USD-CP-H.15

Designated Maturity:                 1 Month

Business Day Centers:                NEW YORK

Day Count Fraction:                  ACTUAL/360

Averaging:                           DAILY UNWEIGHTED

Premium Amount:                      INAPPLICABLE

Calculation Agent:                   NationsBank, N.A.

Legal and Out-of-Pocket
Expenses:                            For each party's own account.

Recording of Conversations:          Each party to this Agreement
                                     acknowledges and agrees to the tape or
                                     electronic recording of conversations
                                     between the parties to this Agreement
                                     whether by one or other or both of the
                                     parties, and that any such recordings
                                     may be submitted in evidence in any
                                     action or proceeding relating to the
                                     Agreement or any Transaction.

   Instructions for Payment:

Payment to NationsBank:                    Payment to SIRROM CAPITAL CORPORATION:
NATIONSBANK, N.A. - CHARLOTTE                         PLEASE ADVISE
ABA 053000196
ACCT: 10852016511
ATTN: DERIVATIVE OPERATIONS

         Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by responding within three (3) Business Days by returning via telecopier an executed copy



Ref. 565310                              2
of this Confirmation to the Swaps Documentation Group at Fax No. (312) 234-2543. Failure to respond within such period shall not affect the validity or enforceability of this Cap Transaction, and shall be deemed to be an affirmation of the terms and conditions contained herein, absent manifest error.


Yours Sincerely,

NATIONSBANK, N.A.



BY: /s/ NICK KOLICK
   --------------------------------
   Nick Kolick
   Vice President

Confirmed as of the date first written above:


SIRROM CAPITAL CORPORATION

BY: /s/ CARL W. STRATTON
    -------------------------------
    AUTHORIZED SIGNATORY
    Carl W. Stratton, CFO

               233 South Wacker Drive, Suite 2800
               Chicago, Illinois 60606
               Tel 312 234-2934
               Fax 312 234-3160

[NATIONSBANK LOGO]

                        CONFIRMATION FOR U.S. DOLLAR CAP
                        TO BE SUBJECT TO MASTER AGREEMENT

TO:            SIRROM CAPITAL CORPORATION
               500 CHURCH STREET, SUITE 200
               NASHVILLE, TN 37219
ATTN:          CARL STRATTON, CFO
TEL:           615-256-0701
FAX:           615-726-1208

FROM:          NationsBank, N.A.
               233 S. Wacker Drive
               Chicago, Illinois 60606
               MICHAEL SHARP / STUART ADAMS

DATE:          27NOV96

SUBJECT:       Transaction Ref# 565140

        The purpose of this letter agreement is to confirm the terms and conditions of the Rate Cap Transaction entered into between us on the Trade Date specified below (the "Cap Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Master Agreement specified below.

        The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.), (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

        1. This Confirmation supplements, forms part of, and is subject to, the Master Agreement dated as of 26NOV96, as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below.

         2. The terms of the Rate Cap Transaction to which this Confirmation relates are as follows:

SELLER:                          NATIONSBANK, N.A.
BUYER:                           SIRROM CAPITAL CORPORATION

Notional Amount:                 USD- 100,000,000.00
Trade Date:                      27NOV96
Effective Date:                  03JAN00
Termination Date:                02JAN02


Cap Rate:                        6.95%

Reset Date:                      Each Business Day of the Calculation Period

Payment Date:                    THE 2ND OF EACH MONTH COMMENCING
                                 FEBRUARY 2, 2000 AND ENDING JANUARY 2, 2002,
                                 SUBJECT TO ADJUSTMENT IN ACCORDANCE WITH THE
                                 MODIFIED FOLLOWING BUSINESS DAY CONVENTION.

Floating Rate Reference:         USD-CP-H.15

Designated Maturity:             1 Month

Spread:                          NONE

Business Days:                   NEW YORK

Day Count Fraction:              ACTUAL/360

Averaging:                       DAILY UNWEIGHTED

Calculation Agent:               NationsBank, N.A.

Premium:                         INAPPLICABLE

Rounding Factor:                 One Hundred Thousandth of One Percent

Assignment:                      This Cap Transaction may be assigned
                                 only with prior written consent.

Legal and Out-of-Pocket
Expenses:                        For Each Party's Own Account.

Governing Law:                   The Laws of the State of New York.

Recording of Conversations:      Each party to this Agreement
                                 acknowledges and agrees to the tape or
                                 electronic recording of conversations
                                 between the parties to this Agreement
                                 whether by one or other or both of the
                                 parties, and that any such recordings
                                 may be submitted in evidence in any
                                 action or proceeding relating to the
                                 Agreement or any Transaction.


Instructions for Payment:

    Payment to NationsBank:            Payment to SIRROM CAPITAL CORPORATION:
    NATIONSBANK, N.A. - CHARLOTTE             FIRST UNION NATIONAL BANK
    ABA 053000196                             ABA 064000059
    ACCT: 10852016511                         ACCT: 202-0000-151-160
    ATTN: DERIVATIVE OPERATIONS               ATTN: KIM STRINGFIELD

         Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by responding within three (3) Business Days by returning via telecopier an executed copy of this Confirmation to the attention of the Swaps Documentation Unit at Fax

(312) 234-3160. Failure to respond within such period shall not affect the validity or enforceability of this Cap Transaction, and shall be deemed to be an affirmation of the terms and conditions contained herein, absent manifest error.

Yours Sincerely,

NATIONSBANK, N.A.

BY: /s/ NICK KOLICK
    -----------------------------
    Nick Kolick
    Vice President


SIRROM CAPITAL CORPORATION


BY: /s/ CARL W. STRATTON
    -----------------------------
    AUTHORIZED SIGNATORY
    Carl W. Stratton, CFO

               233 South Wacker Drive, Suite 2800
               Chicago,  Illinois 60606
               Tel 312 234-2934
               Fax 312 234-3160

[NATIONSBANK LOGO]

                        CONFIRMATION FOR U.S. DOLLAR FLOOR
                        TO BE SUBJECT TO MASTER AGREEMENT

TO:            SIRROM CAPITAL CORPORATION
               500 CHURCH STREET, SUITE 200
               NASHVILLE, TN 37219
ATTN:          CARL STRATTON, CFO
TEL:           615-256-0701
FAX:           615-726-1208

FROM:          NationsBank, N.A.
               233 S. Wacker Drive
               Chicago, Illinois 60606
               MICHAEL SHARP / STUART ADAMS

DATE:          27NOV96

SUBJECT:       Transaction Ref# 565290

The purpose of this letter agreement is to confirm the terms and conditions of the Rate Floor Transaction entered into between us on the Trade Date specified below (the "Floor Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Master Agreement specified below.

        The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.), (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

        1. This Confirmation supplements, forms part of, and is subject to, the Master Agreement dated as of 26NOV96, as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below.

         2. The terms of the Rate Floor Transaction to which this Confirmation relates are as follows:

BUYER:                              NATIONSBANK, N.A.
SELLER:                             SIRROM CAPITAL CORPORATION



Notional Amount:                 USD-SEE SCHEDULE A

Accretion:                       APPLICABLE

Trade Date:                      27NOV96
Effective Date:                  02JAN97
Termination Date:                02JAN98

Floor Rate:                      5.00% for period covering January 2, 1997
                                 to June 2, 1997.
                                 5.25% for period covering June 2, 1997 to
                                 January 2, 1998.

Reset Date:                      Each Business Day of the Calculation Period.

Payment Date:                    THE 2ND OF EACH MONTH COMMENCING
                                 FEBRUARY 2, 1997 AND ENDING JANUARY 2, 1998,
                                 SUBJECT TO ADJUSTMENT IN ACCORDANCE WITH THE
                                 MODIFIED FOLLOWING BUSINESS DAY CONVENTION.

Floating Rate Reference:         USD-CP-H.15

Designated Maturity:             1 Month

Spread:                          NONE

Business Days:                   NEW YORK

Day Count Fraction:              ACTUAL/360

Averaging:                       DAILY UNWEIGHTED

Business Day Convention:         MODIFIED FOLLOWING BUSINESS DAY

Calculation Agent:               NationsBank, N.A.

Premium:                         INAPPLICABLE

Rounding Factor:                 One Hundred Thousandth of One Percent

Assignment:                      This Floor Transaction may be assigned
                                 only with prior written consent.

Legal and Out-of-Pocket
Expenses:                        For Each Party's Own Account.

Governing Law:                   The Laws of the State of New York.

Recording of Conversations:      Each party to this Agreement
                                 acknowledges and agrees to the tape or
                                 electronic recording of conversations
                                 between the parties to this Agreement
                                 whether by one or other or both of the
                                 parties, and that any such recordings
                                 may be submitted in evidence in any
                                 action or proceeding relating to the
                                 Agreement or any Transaction.

Instructions for Payment:

      Payment to NationsBank:          Payment to SIRROM CAPITAL CORPORATION:
      NATIONSBANK, N.A. - CHARLOTTE        FIRST UNION NATIONAL BANK
      ABA 053000196                        ABA 064000059
      ACCT: 10852016511                    ACCT: 202-0000-151-160
      ATTN: DERIVATIVE OPERATIONS          ATTN: KIM STRINGFIELD

         Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by responding within three (3) Business Days by returning via telecopier an executed copy of this Confirmation to the attention of the Swaps Documentation Unit at Fax (312) 234-3160. Failure to respond within such period shall not affect the validity or enforceability of this Floor Transaction, and shall be deemed to be an affirmation of the terms and conditions contained herein, absent manifest error.

Yours Sincerely,

NATIONSBANK, N.A.

BY: /s/ NICK KOLICK
    -----------------------------
    Nick Kolick
    Vice President

Confirmed as of the date first written above:

SIRROM CAPITAL CORPORATION


BY: /s/ CARL W. STRATTON
    -----------------------------
    AUTHORIZED SIGNATORY
    Carl W. Stratton, CFO

                            SCHEDULE A TO CONFIRMATION

                               ACCRETION SCHEDULE

              PERIOD             COVERED                    NOTIONAL
              ------             -------                    --------

              02JAN97            03FEB97                  8,333,333.00
              03FEB97            03MAR97                 16,666,667.00
              03MAR97            02APR97                 25,000,000.00
              02APR97            02MAY97                 33,333,333.00
              02MAY97            02JUN97                 41,666,667.00
              02JUN97            02JUL97                 50,000,000.00
              02JUL97            04AUG97                 58,333,333.00
              04AUG97            02SEP97                 66,666,667.00
              02SEP97            02OCT97                 75,000,000.00
              02OCT97            03NOV97                 83,333,333.00
              03NOV97            02DEC97                 91,666,667.00
              02DEC97            02JAN98                100,000,000.00


Yours Sincerely,

NATIONSBANK, N.A.

BY: /s/ NICK KOLICK
    -----------------------------
    Nick Kolick
    Vice President


SIRROM CAPITAL CORPORATION


BY: /s/ CARL W. STRATTON
    -----------------------------
    AUTHORIZED SIGNATORY
    Carl W. Stratton, CFO

               233 South Wacker Drive, Suite 2800
               Chicago, Illinois 60606
               Tel 312 234-2934
               Fax 312 234-3160

[NATIONSBANK LOGO]

                       CONFIRMATION FOR U.S. DOLLAR FLOOR
                        SUBJECT TO EXISTING 1992 MASTER

TO:            SIRROM CAPITAL CORPORATION
               500 CHURCH STREET, SUITE 200
               NASHVILLE, TN 37219
ATTN:          CARL STRATTON, CFO
TEL:           615-256-0701
FAX:           615-726-1208

FROM:          NationsBank, N.A.
               233 S. Wacker Drive
               Chicago, Illinois 60606
               MICHAEL SHARP / SEAN DOYLE

DATE:          27NOV96

SUBJECT:       Transaction Ref# 565260

        The purpose of this letter agreement is to confirm the terms and conditions of the Rate Floor Transaction entered into between us on the Trade Date specified below (the "Floor Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Master Agreement specified below.

        The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.), (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

        1. This Confirmation supplements, forms part of, and is subject to, the Master Agreement dated as of 26NOV96, as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below.

         2. The terms of the Rate Floor Transaction to which this Confirmation relates are as follows:

  BUYER:                         NATIONSBANK, N.A.
  SELLER:                        SIRROM CAPITAL CORPORATION

  Notional Amount:               USD 100,000,000.00

  Trade Date:                    27NOV96
  Effective Date:                02JAN98
  Termination Date:              03JAN00

Floor Rate:                      6.00%

Floating Rate Payment Dates:     THE 2ND OF EACH MONTH COMMENCING
                                 FEBRUARY 2, 1998 AND ENDING JANUARY 3, 2000,
                                 SUBJECT TO ADJUSTMENT IN ACCORDANCE WITH THE
                                 MODIFIED FOLLOWING BUSINESS DAY CONVENTION.

First Calculation Period:        The First Calculation Period for this
                                 Rate Floor Transaction shall commence
                                 02JAN98.

Spread:                          NONE

Reset Dates:                     Each Business Day of the Calculation Period

Floating Rate Reference:         USD-CP-H.15

Designated Maturity:             1 Month

Business Day Centers:            NEW YORK

Day Count Fraction:              ACTUAL/360

Averaging:                       DAILY UNWEIGHTED

Premium Amount:                  Inapplicable

Calculation Agent:               NationsBank, N.A.

Legal and Out-of-Pocket.
Expenses:                        For each party's own account.

Recording of Conversations:      Each party to this Agreement
                                 acknowledges and agrees to
                                 the tape or electronic
                                 recording of conversations
                                 between the parties to this
                                 Agreement whether by one or
                                 other or both of the
                                 parties, and that any such
                                 recordings may be submitted
                                 in evidence in any action
                                 or proceeding relating to
                                 the Agreement or any
                                 Transaction.

Instructions for Payment:

      Payment to NationsBank:            Payment to SIRROM CAPITAL CORPORATION:
      NATIONSBANK, N.A. - CHARLOTTE          FIRST UNION NATIONAL BANK
      ABA 053000196                          ABA 064000059
      ACCT:10852016511                       ACCT: 202-0000-151-160
      ATTN: DERIVATIVE OPERATIONS            ATTN: KIM STRINGFIELD

         Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by responding within three (3) Business Days by returning via telecopier an executed copy of this Confirmation to the Swaps Documentation Group at Fax No. (312) 234-2543. Failure to respond within such period shall not affect the validity or enforceability of this Floor Transaction, and shall be deemed to be an affirmation of the terms and conditions contained herein, absent manifest error.

Yours Sincerely,

NATIONSBANK, N.A.

BY: /s/ NICK KOLICK
    -----------------------------
    Nick Kolick
    Vice President

Confirmed as of the date first written above:

SIRROM CAPITAL CORPORATION


BY: /s/ CARL W. STRATTON
    -----------------------------
    AUTHORIZED SIGNATORY
    Carl W. Stratton, CFO

               233 South Wacker Drive, Suite 2800
               Chicago, Illinois 60606
               Tel 312 234-2934
               Fax 312 234-3160

[NATIONSBANK LOGO]

                        CONFIRMATION FOR U.S. DOLLAR FLOOR
                        TO BE SUBJECT TO MASTER AGREEMENT

TO:            SIRROM CAPITAL CORPORATION
               500 CHURCH STREET, SUITE 200
               NASHVILLE, TN 37219
ATTN:          CARL STRATTON, CFO
TEL:           615-256-0701
FAX:           615-726-1208

FROM:          NationsBank, N.A.
               233 S. Wacker Drive
               Chicago, Illinois 60606
               MICHAEL SHARP / STUART ADAMS

DATE:          27NOV96

SUBJECT:      Transaction Ref# 565170

The purpose of this letter agreement is to confirm the terms and conditions of the Rate Floor Transaction entered into between us on the Trade Date specified below (the "Floor Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Master Agreement specified below.

         The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.), (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

         1. This Confirmation supplements, forms part of, and is subject to, the Master Agreement dated as of 26NOV96, as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below.

         2. The terms of the Rate Floor Transaction to which this Confirmation relates are as follows:

BUYER:                           NATIONSBANK, N.A.
SELLER:                          SIRROM CAPITAL CORPORATION

Notional Amount:                 USD 100,000,000.00
Trade Date:                      27NOV96
Effective Date:                  03JAN00
Termination Date:                02JAN02


Floor Rate:                      6.00%

Reset Date:                      Each Business Day of the Calculation Period.

Payment Date:                    THE 2ND OF EACH MONTH COMMENCING
                                 FEBRUARY 2, 2000 AND ENDING JANUARY 2, 2000,
                                 SUBJECT TO ADJUSTMENT IN ACCORDANCE WITH THE
                                 MODIFIED FOLLOWING BUSINESS DAY CONVENTION.

Floating Rate Reference:         USD-CP-H.15

Designated Maturity:             1 Month

Spread:                          NONE

Business Days:                   NEW YORK

Day Count Fraction:              ACTUAL/360

Averaging:                       DAILY UNWEIGHTED

Business Day Convention:         MODIFIED FOLLOWING BUSINESS DAY

Calculation Agent:               NationsBank, N.A.

Premium:                         INAPPLICABLE

Rounding Factor:                 One Hundred Thousandth of One Percent

Assignment:                      This Floor Transaction may be assigned
                                 only with prior written consent.

Legal and Out-of-Pocket
Expenses:                        For Each Party's Own Account.

Governing Law:                   The Laws of the State of New York.

Recording of Conversations:      Each party to this Agreement
                                 acknowledges and agrees to the tape or
                                 electronic recording of conversations
                                 between the parties to this Agreement
                                 whether by one or other or both of the
                                 parties, and that any such recordings
                                 may be submitted in evidence in any
                                 action or proceeding relating to the
                                 Agreement or any Transaction.

Instructions for Payment:

      Payment to NationsBank:             Payment to SIRROM CAPITAL CORPORATION:
      NATIONSBANK, N.A. - CHARLOTTE             FIRST UNION NATIONAL BANK
      ABA 053000196                             ABA 064000059
      ACCT: 10852016511                         ACCT: 202-0000-151-160
      ATTN: DERIVATIVE OPERATIONS               ATTN: KIM STRINGFIELD

      Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by responding within three (3) Business



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


Days by returning via telecopier an executed copy of this Confirmation to the attention of the Swaps Documentation Unit at Fax (312) 234-3160. Failure to respond within such period shall not affect the validity or enforceability of this Floor Transaction, and shall be deemed to be an affirmation of the terms and conditions contained herein, absent manifest error.

Yours Sincerely,

NATIONSBANK, N.A.

BY: /s/ NICK KOLICK
    -----------------------------
    Nick Kolick
    Vice President

Confirmed as of the date first written above:

SIRROM CAPITAL CORPORATION


BY: /s/ CARL W. STRATTON
    -----------------------------
    AUTHORIZED SIGNATORY
    Carl W. Stratton, CFO




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